SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 22, 2002
(Date of earliest event reported)

SONICBLUE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21126 (Commission File Number)	77-0204341 (IRS Employer Identification No.)

2841 Mission College Boulevard, Santa Clara, California 95054
(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code: (408) 588-8000

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 5. Other Events.

     On April 21, 2002, SONICblue Incorporated (“Registrant”), a Delaware corporation, entered into an agreement to sell $75 million aggregate principal amount of its 7 3/4% Secured Senior Subordinated Convertible Debentures due 2005 (“Debentures”) and to issue 7,500,000 warrants (“Warrants”) in a private placement to three institutional investors. The Securities Purchase Agreement and Indenture, along with the form of the Debenture and Warrant are attached hereto as Exhibits 99.1, 4.1, 4.2 and 4.3, respectively. The maturity date of the Debentures is September 1, 2005. The sale of the Debentures and Warrants resulted in gross proceeds to the Registrant, prior to the exercise of the Warrants, of approximately $62.25 million. The sale of the Debentures closed on April 22, 2002. The Debentures are convertible into the Registrant’s common stock at a conversion price of $19.22 per share, subject to standard anti-dilution adjustments. The Registrant may, at its option, pay up to 50% of the interest payments on the Debentures in shares of the Registrant’s common stock (“Interest Shares”). The Warrants are fully vested and exercisable at any time until April 22, 2007 at an exercise price of $3.39 per share, subject to standard anti-dilution adjustments.

     Pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit 4.4, the Company is obligated to file with the Securities and Exchange Commission a registration statement on Form S-3 under the Securities Act of 1933, as amended, to register for resale the shares of common stock of the Company issuable upon conversion of the Debentures, exercise of the Warrants and issuance of the Interest Shares.

     The obligations of the Company will be secured on July 17, 2002 by a pledge of 21,426,586 shares of United Microelectronics Corporation (“UMC Shares”). The Pledge and Security Agreement is attached hereto as Exhibit 99.2. The institutional investors will also have an option to purchase the UMC Shares from and after July 17, 2002. The Option Agreement is attached hereto as Exhibit 99.3.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

4.1	Indenture, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

4.2	Form of Debenture.

4.3	Form of Warrant.

4.4	Registration Rights Agreement, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.1	Securities Purchase Agreement, dated as of April 21, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.2	Pledge and Security Agreement, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.3	Option Agreement, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.4	Press Release dated April 23, 2002.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2002.

SONICBLUE INCORPORATED

By	/s/ Marcus Smith

Marcus Smith Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

4.1	Indenture, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

4.2	Form of Debenture.

4.3	Form of Warrant.

4.4	Registration Rights Agreement, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.1	Securities Purchase Agreement, dated as of April 21, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.2	Pledge and Security Agreement, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.3	Option Agreement, dated as of April 22, 2002, among the Registrant, Portside Growth & Opportunity Fund, Ltd., Smithfield Fiduciary LLC and Citadel Equity Fund Ltd.

99.4	Press Release dated April 23, 2002.